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                                  CD RADIO INC.

                            (a Delaware corporation)

                        2,800,000 Shares of Common Stock

                             U.S. PURCHASE AGREEMENT




Dated:  [       ], 1997


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                                Table of Contents

U.S. PURCHASE AGREEMENT....................................................................  2
        SECTION 1.       Representations and Warranties....................................  5
               (a)       Representations and Warranties by the Company.....................  5
        SECTION 2.       Sale and Delivery to U.S. Underwriters; Closing................... 13
               (a)       Initial Securities................................................ 13
               (b)       Option Securities................................................. 13
               (c)       Payment........................................................... 14
               (d)       Denominations; Registration....................................... 15
        SECTION 3.       Covenants of the Company.......................................... 15
               (a)       Compliance with Securities Regulations and Commission
                         Requests.......................................................... 15
               (b)       Filing of Amendments.............................................. 15
               (c)       Delivery of Registration Statements............................... 16
               (d)       Delivery of Prospectuses.......................................... 16
               (e)       Continued Compliance with Securities Laws......................... 16
               (f)       Blue Sky Qualifications........................................... 17
               (g)       Rule 158.......................................................... 17
               (h)       Use of Proceeds................................................... 17
               (i)       Listing........................................................... 17
               (j)       Restriction on Sale of Securities................................. 17
               (k)       Reporting Requirements............................................ 18
        SECTION 4.       Payment of Expenses............................................... 18
               (a)       Expenses.......................................................... 18
               (b)       Termination of Agreement.......................................... 18
        SECTION 5.       Conditions of U.S. Underwriters' Obligations...................... 19
               (a)       Effectiveness of Registration Statement........................... 19
               (c)       Opinion of Regulatory Counsel for Company......................... 19
               (d)       Opinion of Patent Counsel for Company............................. 19
               (e)       Opinion of Intellectual Property Counsel for Company.............. 20
               (f)       Opinion of Counsel for U.S. Underwriters.......................... 20
               (g)       Officers' Certificate............................................. 20
               (h)       Accountants' Comfort Letter....................................... 21
               (i)       Bring-down Comfort Letter......................................... 21
               (j)       Approval of Listing............................................... 21
               (k)       No Objection...................................................... 21
               (l)       Lock-up Agreements................................................ 21
               (m)       Consummation of the Exchange Offer................................ 21
               (q)       Purchase of Initial International Securities...................... 21
               (r)       Conditions to Purchase of U.S. Option Securities.................. 21
               (s)       Additional Documents.............................................. 22
               (t)       Termination of Agreement.......................................... 23

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

        SECTION 6.       Indemnification................................................... 23
               (a)       Indemnification of U.S. Underwriters.............................. 23
               (b)       Indemnification of Company, Directors and Officers................ 24
               (c)       Actions against Parties; Notification............................. 24
               (d)       Settlement without Consent if Failure to Reimburse................ 25
        SECTION 7.       Contribution...................................................... 25
        SECTION 8.       Representations, Warranties and Agreements to Survive
                         Delivery.......................................................... 27
        SECTION 9.       Termination of Agreement.......................................... 27
               (a)       Termination; General.............................................. 27
               (b)       Liabilities....................................................... 28
        SECTION 10.      Default by One or More of the U.S. Underwriters................... 28
        SECTION 11.      Notices........................................................... 28
        SECTION 12.      Parties........................................................... 29
        SECTION 13.      GOVERNING LAW AND TIME............................................ 29
        SECTION 14.      Effect of Headings................................................ 29





SCHEDULES
        Schedule A - List of U.S. Underwriters.......................................      A-1
        Schedule B - Pricing Information.............................................      B-1
        Schedule C - List of Persons and Entities Subject to Lock-up.................      C-1

EXHIBITS
        Exhibit A - Form of Opinion of Company's Counsel.............................      A-1
        Exhibit B - Form of Opinion of Regulatory Counsel to the Company.............      B-1
        Exhibit C - Form of Opinion of Patent Counsel to the Company.................      C-1
        Exhibit D - Form of Opinion of Intellectual Property Counsel to the Company..      D-1
        Exhibit E - Form of Lock-up Letter...........................................      E-1


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                                  CD RADIO INC.
                            (a Delaware corporation)

                        2,800,000 Shares of Common Stock
                           (par value $.001 per share)

                             U.S. PURCHASE AGREEMENT
                             ------------------------

                                                         [               ], 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
Lehman Brothers Inc.
C.E. Unterberg, Towbin, a California Limited Partnership
as U.S. Representatives of the several U.S. Underwriters
C/O  MERRILL LYNCH & CO.
        North Tower
        World Financial Center
        New York, New York  10281

Ladies and Gentlemen:

        CD Radio Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
Incorporated ("Merrill Lynch") and each of the other U.S. Underwriters named in Schedule A hereto (collectively, the "U.S. Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Lehman Brothers Inc., and C.E. Unterberg,
Towbin are acting as representatives (in such capacity, the "U.S.
Representatives"), with respect to the issue and sale by the Company and the purchase by the U.S. Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.001 per share, of the Company ("Common Stock") set forth in said Schedule A, and with respect to the grant by the Company to the U.S. Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 420,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 2,800,000 shares of Common Stock (the "Initial U.S. Securities") to be purchased by the U.S. Underwriters and all or any part of the 420,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "U.S.
Option Securities") are hereinafter called, collectively, the "U.S. Securities".

        It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "International Purchase Agreement") providing for the offering by the Company of an aggregate of 700,000 shares of Common Stock (the "Initial International

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Securities") through arrangements with certain underwriters outside the United
States and Canada, which underwriters are Merrill Lynch International, Lehman
Brothers International (Europe) and C.E. Unterberg, Towbin, (the "International
Managers"), and the grant by the Company to the International Managers, acting severally and not jointly, of an option to purchase all or any part of the International Managers' pro rata portion of up to 105,000 additional shares of Common Stock solely to cover over-allotments, if any (the "International Option
Securities" and, together with the U.S. Option Securities, the "Option
Securities"). The Initial International Securities and the International Option
Securities are hereinafter called the "International Securities". It is understood that the Company is not obligated to sell and the U.S. Underwriters are not obligated to purchase, any Initial U.S. Securities unless all of the Initial International Securities are contemporaneously purchased by the International Managers.

        The U.S. Underwriters and the International Managers are hereinafter collectively called the "Underwriters", the Initial U.S. Securities and the Initial International Securities are hereinafter collectively called the "Initial Securities", and the U.S. Securities and the International Securities are hereinafter collectively called the "Securities".

        The Underwriters will concurrently enter into an Intersyndicate
Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
Incorporated (in such capacity, the "Global Coordinator").

        The Company understands that the U.S. Underwriters propose to make a public offering of the U.S. Securities as soon as the U.S. Representatives deem advisable after this Agreement has been executed and delivered. The public offering of the Securities by the U.S. Underwriters and the International
Managers is referred to herein as the "Stock Offerings."

        The Company also has made an exchange offer (the "Exchange Offer") for its outstanding 5% Delayed Convertible Preferred Stock ("5% Preferred Stock") pursuant to a registration statement on Form S-4 (No. 333-34761) (the "Exchange
Offer Registration Statement") and is undertaking a public offering of Units
(the "Units Offering"), each Unit consisting of $1,000 aggregate principal amount at maturity Senior Discount Notes due 2007 (the "Notes") and warrants
(the "Warrants") to purchase Common Stock, pursuant to a registration statement on Form S-3 (No. 333-34769).

        The Company has filed with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-3 (No. 333-34767) covering the registration of the Securities under the Securities Act of 1933, as amended (the
"1933 Act"), including the related preliminary prospectus or prospectuses.
Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A
("Rule 430A") of the rules and regulations of the Commission under the 1933 Act
(the "1933 Act Regulations") and paragraph (b) of

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Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has
elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule
434 and Rule 424(b). Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the U.S. Securities
(the "Form of U.S. Prospectus") and one relating to the International Securities
(the "Form of International Prospectus"). The Form of International Prospectus is identical to the Form of U.S. Prospectus, except for the front cover and back cover pages and the information under the caption "Underwriting" and the inclusion in the Form of International Prospectus of a section under the caption
"Certain United States Tax Considerations for Non-United States Holders". The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule
434 is referred to as "Rule 434 Information". Each Form of U.S. Prospectus and
Form of International Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A
Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434
Information, as applicable, is herein called the "Registration Statement". Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement", and after such filing the term "Registration Statement" shall include the Rule 462(b)
Registration Statement. The final Form of U.S. Prospectus and the final Form of
International Prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "U.S. Prospectus" and the "International
Prospectus," respectively, and collectively, the "Prospectuses". If Rule 434 is relied on, the terms "U.S. Prospectus" and "International Prospectus" shall refer to the preliminary U.S. Prospectus dated October 30, 1997 and preliminary
International Prospectus dated October 30, 1997, respectively, each together with the applicable Term Sheet and all references in this Agreement to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the U.S. Prospectus, the International Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic
Data Gathering, Analysis and Retrieval system ("EDGAR").

        All references in this Agreement to financial statements and schedules and other information which is "contained", "included" or "stated" in the Registration Statement, any preliminary prospectus (including the Form of U.S.
Prospectus and Form of International Prospectus) or the Prospectuses (or other references of like import) shall be deemed to mean

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and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses, as the case may be; and all references in this Agreement to amendments or supplements to the Registration
Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934
(the "1934 Act") which is incorporated by reference in the Registration
Statement, such preliminary prospectus or the Prospectuses, as the case may be.

        SECTION 1.    Representations and Warranties.

        (a) Representations and Warranties by the Company. The Company represents and warrants to each U.S. Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each U.S.
Underwriter, as follows:

               (i) Compliance with Registration Requirements. Pursuant to an oral waiver granted to the Company by the Commission, the Company is permitted to use Form S-3 under the 1933 Act in connection with the Stock Offerings. Each of the Registration Statement and any Rule 462(b)
        Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933
        Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

               At the respective times the Registration Statement, any Rule
        462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any U.S. Option
        Securities are purchased, at the Date of Delivery), the Registration
        Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither of the Prospectuses nor any amendments or supplements thereto, at the time the Prospectuses or any amendments or supplements thereto were issued and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall

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        not apply to statements in or omissions from the Registration
        Statement or the U.S. Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any
        U.S. Underwriter through the U.S. Representatives expressly for use in the Registration Statement or the U.S. Prospectus.

               Each preliminary prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act
        Regulations and each preliminary prospectus and the Prospectuses delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectuses, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and, when read together with the other information in the Prospectuses, at the time the Registration Statement became effective, at the time the Prospectuses were issued and at the Closing Time (and if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act.

               (iv) Financial Statements. The financial statements and the related notes of the Company included in the Registration Statement and the Prospectuses present fairly in accordance with generally accepted accounting principles ("GAAP") the financial position of the Company and its consolidated subsidiary as of the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiary for the periods specified. Such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The selected financial data and the summary financial information included in the Registration
        Statement and the Prospectuses present fairly in accordance with GAAP the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Company for each of the years in the five-year period ended December 31, 1996.

               (v) No Material Adverse Charge in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein or contemplated thereby, there has not been (A) any

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        material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) any transaction entered into by the Company or its subsidiary, other than in the ordinary course of business, that is material with respect to the
        Company and its subsidiary considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the
        Company on any class of its capital stock.

               (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses, to enter into and perform its obligations under this Agreement and to consummate the Stock Offerings;
        the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which each such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

               (vii) Good Standing of the Subsidiary. Satellite CD Radio, Inc.
        has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. All of the issued and outstanding capital stock of Satellite CD Radio, Inc. has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of Satellite CD Radio, Inc. was issued in violation of the preemptive or similar rights of any securityholder of Satellite CD Radio, Inc. Satellite CD Radio, Inc. is the only subsidiary of the Company.

               (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses, pursuant to the Exchange Offer or pursuant to the exercise of convertible securities, warrants or options referred to in the Prospectuses). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable;
        none of the outstanding shares of capital

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        stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

               (ix) Authorization of Agreements. This Agreement and the
        International Purchase Agreement have been duly authorized, executed and delivered by the Company.

               (x) Authorization and Description of Securities. The Securities to be purchased by the U.S. Underwriters and the International Managers from the Company have been duly authorized for issuance and sale to the U.S. Underwriters pursuant to this Agreement and the International
        Managers pursuant to the International Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to this Agreement and the International Purchase Agreement, respectively, against payment of the consideration set forth herein and in the International Purchase
        Agreement, respectively, will be validly issued, fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectuses and the description thereof in the Prospectuses conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

               (xi) Absence of Defaults and Conflicts. Neither the Company nor its subsidiary is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or its subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or its subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the International Purchase Agreement and the consummation of the transactions contemplated in this Agreement, the International Purchase Agreement and in the Registration Statement
        (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement and the International
        Purchase Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions

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        of the charter or by-laws of the Company or its subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or its subsidiary or any of their assets, properties or operations. As used herein, a
        "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the
        Company or its subsidiary.

               (xii) Absence of Labor Dispute. No labor dispute with the employees of the Company or its subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiary's principal suppliers, manufacturers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

               (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or its subsidiary, which is required to be disclosed in the Registration Statement and the Prospectuses (other than as disclosed therein), or which might reasonably be expected to result in a Material
        Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the transactions contemplated by this Agreement and the International Purchase Agreement or the performance by the Company of its obligations hereunder or thereunder; all pending legal or governmental proceedings to which the Company or its subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

               (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectuses or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

               (xv) Possession of Intellectual Property. The Company and its subsidiary own or possess adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them and intended to be operated by them in the manner described in the Registration Statement and the Prospectuses, and neither the Company nor its subsidiary has received any notice or is otherwise

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        aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or its subsidiary therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

               (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder or under the International Purchase Agreement, in connection with the offering, issuance or sale of the Securities under this Agreement and the International Purchase Agreement or the consummation of the transactions contemplated by this Agreement and the International Purchase Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act
        Regulations and state securities or blue sky laws.

               (xvii) Possession of Licenses and Permits. Except as disclosed in the Prospectuses, the Company and its subsidiary possess such permits, licenses (including, without limitation, the FCC License, as defined in the Prospectuses), approvals, consents and other authorizations
        (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them or intended to be operated by them in the manner described in the Registration Statement and the Prospectuses; the Company and its subsidiary are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor its subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

               (xviii) Title to Property. The Company and its subsidiary have good and marketable title to all real property owned by the Company and its subsidiary and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its subsidiary; and all of the leases and subleases material to the business of the Company and its subsidiary, considered as one enterprise, and under which the

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        Company or its subsidiary holds properties described in the
        Prospectuses, are in full force and effect, and neither the Company nor its subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or its subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

               (xix) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated, the issuance and sale of Units in connection with the Units Offering, and the application of the net proceeds therefrom as described in the Prospectuses will not be, an "investment company" or an entity
        "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

               (xx) Environmental Laws. Except as described in the Registration
        Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor its subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products
        (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the
        Company and its subsidiary have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental
        Law against the Company or its subsidiary and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or its subsidiary relating to Hazardous Materials or any Environmental Laws.

               (xxi) Taxes. All United States federal income tax returns of the Company and its subsidiary required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its subsidiary

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        have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns would not result in a
        Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its subsidiary, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

               (xxii) Internal Controls. The Company and its subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxiii) Registration Rights. Except as described in the Prospectuses, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

               (xxiv) Related Parties. No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder or supplier of any of them, on the other hand, which is required to be described in the Registration Statement or the Prospectuses which is not so described or is not described as required.

               (xxv) Offering Materials. The Company has not distributed and, prior to the Closing Time, will not distribute any Offering Materials in connection with the offering and sale of Securities, other than the Registration Statement, any preliminary prospectus, the Prospectuses or any other Offering Materials, if any, permitted by the 1933 Act and the 1934 Act and approved by the Representatives.

               (xxvi) Voting Trust Agreement. The Voting Trust Agreement, dated
        August 26, 1997 among the Company, Darlene Friedland and David Margolese and consented to by Robert M. Friedland has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the parties thereto (other than the Company), is a valid, legal and binding obligation of the Company and Darlene Friedland, enforceable against the Company and Darlene Friedland in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject

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        to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (xxvii) Proposed Amendment. The Proposed Amendment (as defined in the Exchange Offer Registration Statement) has been approved by the Board of Directors of the Company and the stockholders of the Company and has been validly filed with the Secretary of State of the State of Delaware, and prior to the date hereof the Company's Articles of Incorporation have been amended by the Proposed Amendment.

               (xxviii) Exchange Offer. Prior to the date hereof, the Exchange
        Offer has been consummated, and in the Exchange Offer shares of the Company's 10 1/2% Series C Convertible Preferred Sock were exchanged for
        [ ] % of the outstanding shares of 5% Preferred Stock.

               (xxix) Qualifying Offerings. Immediately after giving effect to the issuance and sale of the Initial Securities, there will have occurred one or more Qualifying Offerings (as defined in the Certificate of Designations for the 5% Preferred Stock) yielding gross proceeds to the Company in an aggregate cash amount of at least $100 million.

               (b) Officer's Certificate. Any certificate signed by any officer of the Company delivered to the Representatives or to its counsel shall be deemed a representation and warranty by the Company to the Representatives as to the matters covered thereby.

        SECTION 2.    Sale and Delivery to U.S. Underwriters; Closing.

               (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each U.S. Underwriter, severally and not jointly, and each U.S. Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter, plus any additional number of Initial U.S. Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

               (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the U.S.
Underwriters, severally and not jointly, to purchase up to an additional 420,000 shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option
Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering

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over-allotments which may be made in connection with the offering and distribution of the Initial U.S. Securities upon notice by the Global
Coordinator to the Company setting forth the number of U.S. Option Securities as to which the several U.S. Underwriters are then exercising the option and the time and date of payment and delivery for such U.S. Option Securities. Any such time and date of delivery for the U.S. Option Securities (a "Date of Delivery") shall be determined by the Global Coordinator, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the U.S. Option Securities, each of the U.S. Underwriters, acting severally and not jointly, will purchase that proportion of the total number of U.S. Option Securities then being purchased which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S.
Underwriter bears to the total number of Initial U.S. Securities, subject in each case to such adjustments as the Global Coordinator in its discretion shall make to eliminate any sales or purchases of fractional shares.

               (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Global Coordinator and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof
(unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Global Coordinator and the Company (such time and date of payment and delivery being herein called "Closing Time").

               In addition, in the event that any or all of the U.S. Option
Securities are purchased by the U.S. Underwriters, payment of the purchase price for, and delivery of certificates for, such U.S. Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Global Coordinator and the Company, on each Date of Delivery as specified in the notice from the Global Coordinator to the Company.

               Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the U.S. Representatives for the respective accounts of the U.S.
Underwriters of certificates for the U.S. Securities to be purchased by them. It is understood that each U.S. Underwriter has authorized the U.S.
Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial U.S. Securities and the U.S.
Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the U.S. Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial U.S.
Securities or the U.S. Option Securities, if any, to be purchased by any U.S.
Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such U.S. Underwriter from its obligations hereunder.

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               (d) Denominations; Registration. Certificates for the Initial
U.S. Securities and the U.S. Option Securities, if any, shall be in such denominations and registered in such names as the U.S. Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial
U.S. Securities and the U.S. Option Securities, if any, will be made available for examination and packaging by the U.S. Representatives in The City of New
York not later than 10:00 A.M. (Eastern time) on the business day prior to the
Closing Time or the relevant Date of Delivery, as the case may be.

               SECTION 3. Covenants of the Company. The Company covenants with each U.S. Underwriter as follows:

               (a) Compliance with Securities Regulations and Commission
        Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Global Coordinator immediately, and confirm the notice in writing,
        (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

               (b) Filing of Amendments. The Company will give the Global
        Coordinator notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either any prospectus included in the Registration Statement at the time it became effective or to the Prospectuses, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Global Coordinator with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Global Coordinator or counsel for the U.S.
        Underwriters shall object.

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               (c) Delivery of Registration Statements. The Company has
        furnished or will deliver to the U.S. Representatives and counsel for the U.S. Underwriters, without charge, signed copies of the Registration
        Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the U.S. Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the U.S.
        Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the
        Commission pursuant to EDGAR, except to the extent permitted by
        Regulation S-T.

               (d) Delivery of Prospectuses. The Company has delivered to each U.S. Underwriter, without charge, as many copies of each preliminary prospectus as such U.S. Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each U.S. Underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the U.S. Prospectus (as amended or supplemented) as such U.S.
        Underwriter may reasonably request. The U.S. Prospectus and any amendments or supplements thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the
        "1934 Act Regulations") so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the International Purchase Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the U.S. Underwriters or for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time any such Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will

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        furnish to the U.S. Underwriters such number of copies of such amendment or supplement as the U.S. Underwriters may reasonably request.

               (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the U.S. Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Global Coordinator may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement;
        provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

               (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

               (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds".

               (i) Listing. The Company will use its best efforts to maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded on the Nasdaq National Market and quotations for which are reported by the Nasdaq National Market.

               (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectuses, the Company will not, without the prior written consent of the Global Coordinator, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or
        (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common

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        Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or under the International Purchase Agreement, (B) any shares of Common
        Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, or required to be issued by the Company pursuant to a contract entered into prior to the date hereof, and referred to in the Prospectuses, (C) any shares of
        Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the
        Prospectuses, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan or (E)
        any shares of Common Stock or Warrants issued in connection with the
        Exchange Offer or the Units Offering or the issuance of Common Stock upon the exercise of such Warrants.

               (k) Reporting Requirements. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

               SECTION 4. Payment of Expenses. (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the transfer of the Securities between the U.S. Underwriters and the International Managers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term
Sheets and of the Prospectuses and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue
Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market.

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        (b) Termination of Agreement. If this Agreement is terminated by the
U.S. Representatives in accordance with the provisions of Section 5 or Section
9(a)(i) hereof, the Company shall reimburse the U.S. Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the U.S. Underwriters.

        SECTION 5. Conditions of U.S. Underwriters' Obligations. The obligations of the several U.S. Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

               (a) Effectiveness of Registration Statement. The Registration
        Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the U.S. Underwriters. A prospectus containing the Rule 430A
        Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

               (b) Opinion of Counsel for Company. At Closing Time, the U.S.
        Representatives shall have received the favorable opinion, dated as of Closing Time, of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, in form and substance satisfactory to counsel for the U.S.
        Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the U.S.
        Underwriters may reasonably request.

               (c) Opinion of Regulatory Counsel for Company. At the Closing
        Time, the U.S. Representatives shall have received the favorable opinion, dated as of the Closing Time, of Wiley, Rein & Fielding, regulatory counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters to the effect set forth in Exhibit
        B hereto and to such further effect as counsel for the U.S.
        Underwriters may reasonably request.

               (d) Opinion of Patent Counsel for Company. At the Closing Time, the U.S Representatives shall have received the favorable opinion, dated as of the Closing Time, of [Bright & Lorig], patent counsel for the Company, in form and substance satisfactory to counsel for the U.S.
        Underwriters, together with signed or reproduced

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        copies of such letter for each of the other U.S. Underwriters, to the effect set forth in Exhibit C hereto and to such further effect as counsel for the U.S. Underwriters may reasonably request.

               (e) Opinion of Intellectual Property Counsel for Company. At the
        Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of the Closing Time, of Marzouk & Parry, intellectual property counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters, to the effect set forth in Exhibit D hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request.

               (f) Opinion of Counsel for U.S. Underwriters. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling, counsel for the U.S.
        Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters with respect to the matters set forth in clauses (i), (ii), (v), (vi) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (viii) through (x), inclusive, (xiv) (solely as to the information in the Prospectus under "Description of Capital
        Stock--Common Stock") and the penultimate paragraph of Exhibit A hereto.
        In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the U.S. Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

               (g) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, and the U.S. Representatives shall have received a certificate of the chief executive officer of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

                                       20









               (h) Accountants' Comfort Letter. At the time of the execution of this Agreement, the U.S. Representatives shall have received from Coopers & Lybrand L.L.P. a letter dated such date, in form and substance satisfactory to the U.S. Representatives, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

               (i) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Coopers & Lybrand L.L.P. a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

               (j) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market.

               (k) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

               (l) Lock-up Agreements. At the date of this Agreement, the U.S. Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule D hereto.

               (m) Consummation of the Exchange Offer. The Company shall have consummated the Exchange Offer.

               (o) Proposed Amendment. The company's Articles of Incorporation shall have been amended by the Proposed Amendment.

               (p) Qualifying Offerings. After giving effect to the issuance and sale of the Initial Securities, there shall have occurred one or more Qualifying Offerings yielding gross proceeds to the Company in an aggregate cash amount of at least $100 million.

               (q) Purchase of Initial International Securities.
        Contemporaneously with the purchase by the U.S. Underwriters of the Initial U.S. Securities under this Agreement, the International Managers shall have purchased the Initial International Securities under the International Purchase Agreement.

               (r) Conditions to Purchase of U.S. Option Securities. In the event that the U.S. Underwriters exercise their option provided in
        Section 2(b) hereof to purchase all or any portion of the U.S. Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the U.S. Representatives shall have received:

                      (i) Officers' Certificate. A certificate, dated such Date
               of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at Closing Time pursuant to Section 5(g) hereof remains true and correct as of such Date of Delivery.

                      (ii) Opinion of Counsel for Company. The favorable opinion of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, together with the favorable opinions of Wiley, Rein & Fielding, regulatory counsel for the Company, Bright & Lorig, patent counsel for the Company, and Mazouk & Parry, intellectual property counsel for the Company each in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b), (c), (d) and (e) hereof.

                      (iii) Opinion of Counsel for U.S. Underwriters. The
               favorable opinion of Shearman & Sterling, counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(f) hereof.

                      (iv) Bring-down Comfort Letter. A letter from Coopers &
               Lybrand L.L.P., in form and substance satisfactory to the U.S. Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the U.S. Representatives pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

               (s) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the U.S. Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the U.S. Representatives and counsel for the U.S. Underwriters.

               (t) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of U.S. Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several U.S. Underwriters to purchase the relevant Option Securities, may be terminated by the U.S. Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

               SECTION 6.    Indemnification.

               (a) Indemnification of U.S. Underwriters. The Company agrees to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                      (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                      (ii) against any and all loss, liability, claim, damage
               and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                      (iii) against any and all expense whatsoever, as incurred
               (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under
               (i), (ii) or (iii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter through the U.S. Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto) and provided, further, that the Company will not be liable to an U.S. Underwriter with respect to any preliminary prospectus to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such U.S. Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such U.S. Underwriter failed to send or give, at or prior to the Closing Time, a copy of the Prospectus, as then amended or supplemented if (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Time to allow for distribution by the Closing Time) to the Underwriters and the loss, liability, claim, damage or expense of such U.S. Underwriter resulted from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in or omitted from the preliminary prospectus which was corrected in the Prospectus as, if applicable, amended or supplemented prior to the Closing Time and (ii) such failure to give or send such Prospectus by the Closing Time to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person.

               (b) Indemnification of Company, Directors and Officers. Each U.S. Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary U.S. prospectus or the U.S. Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such U.S. Underwriter through the U.S. Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto).

               (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

               (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, and shall have, if requested, provided such indemnifying party reasonably detailed information regarding such fees and expenses (including with respect to the services performed, the rate or rates charged and the expenses incurred) such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

               SECTION 7. Contribution. If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the U.S. Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the U.S. Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

               The relative benefits received by the Company on the one hand and the U.S. Underwriters on the other hand in connection with the offering of the U.S. Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the U.S. Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the U.S. Underwriters, in each case as set forth on the cover of the U.S. Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the U.S. Securities as set forth on such cover.

               The relative fault of the Company on the one hand and the U.S. Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

               Notwithstanding the provisions of this Section, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

               No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               For purposes of this Section, each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such U.S. Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The U.S. Underwriters' respective obligations to contribute pursuant to this Section are several in proportion to the number of Initial U.S. Securities set forth opposite their respective names in Schedule A hereto and not joint.

               SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any U.S. Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the U.S. Underwriters.

               SECTION 9. Termination of Agreement.

               (a) Termination; General. The U.S. Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the U.S. Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the U.S. Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

               (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

               SECTION 10. Default by One or More of the U.S. Underwriters. If one or more of the U.S. Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the U.S. Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the U.S. Representatives shall not have completed such arrangements within such 24-hour period, then:

               (a) if the number of Defaulted Securities does not exceed 10% of the number of U.S. Securities to be purchased on such date, the non-defaulting U.S. Underwriters shall be obligated, each severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting U.S. Underwriters, or

               (b) if the number of Defaulted Securities exceeds 10% of the number of U.S. Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after Closing Time, the obligation of the U.S. Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting U.S. Underwriter.

               No action taken pursuant to this Section shall relieve any defaulting U.S. Underwriter from liability in respect of its default.

               In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after Closing Time, which does not result in a termination of the obligation of the U.S. Underwriters to purchase and the Company to sell the relevant U.S. Option Securities, as the case may be, either the U.S. Representatives or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "U.S. Underwriter" includes any person substituted for a U.S. Underwriter under this Section.

               SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the U.S. Underwriters shall be directed to the U.S. Representatives at North Tower, World Financial Center, New York, New York 10281, attention of General Counsel; and notices to the Company shall be directed to it at CD Radio Inc, 1001 22nd St. N.W., Washington, D.C. 20037, attention of Chairman and Chief Executive Officer.

               SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the U.S. Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the U.S. Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the U.S. Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any U.S. Underwriter shall be deemed to be a successor by reason merely of such purchase.

               SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

               SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the U.S. Underwriters and the Company in accordance with its terms.

                                       Very truly yours,

                                       CD RADIO INC.



                                       By_______________________________________
                                         Title:

CONFIRMED AND ACCEPTED,
    as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
LEHMAN BROTHERS INC.
C.E. UNTERBERG, TOWBIN

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED



By___________________________________________
              Authorized Signatory

For themselves and as U.S. Representatives of the other U.S. Underwriters named in Schedule A hereto.

                                   SCHEDULE A


                                                                                  Number of
                                                                                Initial U.S.
        Name of U.S. Underwriter                                                 Securities
        ------------------------                                                 -----------
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated....................................................
Lehman Brothers Inc........................................................
C.E. Unterberg, Towbin,....................................................





                                                                                     ----------
Total......................................................................          2,800,000
                                                                                     =========







                                    Sch A - 1

                                   SCHEDULE B

                                  CD RADIO INC.

                        3,500,000 Shares of Common Stock
                           (par value $.001 per share)




        1. The initial public offering price per share for the Securities,
determined as provided in said Section 2, shall be $[           ].

        2. The purchase price per share for the U.S. Securities to be paid by
the several U.S. Underwriters shall be $[           ], being an amount equal to
the initial public offering price set forth above less $[           ] per share;
provided that the purchase price per share for any U.S. Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option Securities.





                                    Sch B - 1

                                   SCHEDULE C

                          List of persons and entities
                               subject to lock-up

Joseph S. Capobianco
Lawrence F. Gilberti
Keno V. Thomas
Andrew Greenebaum
Robert D. Briskman
Loral Space and Communication Ltd.
Peter Pitsch
Jack Rubinstein
David Margolese





                                    Sch C - 1

                                                                       Exhibit A



                      FORM OF OPINION OF COMPANY'S COUNSEL

        (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

        (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under the U.S. Purchase Agreement and the International Purchase Agreement.

        (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in the District of Columbia, which is the only jurisdiction in which the Company is required to be qualified, whether by reason of the ownership or leasing of property or the conduct of business as of the date hereof, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

        (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the U.S. Purchase Agreement, the International Purchase Agreement or the Exchange Offer, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights contained in (i) the Charter Documents or (ii) the General Corporation Law of the State of Delaware (the "DGCL").

        (v) The Securities to be purchased by the U.S. Underwriters and the International Managers from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the U.S. Purchase Agreement and the International Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to the U.S. Purchase Agreement and the International Purchase Agreement, respectively, against payment of the consideration set forth in the U.S. Purchase Agreement and the International Purchase Agreement, will be validly issued, fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

        (vi) The issuance of the Securities is not subject to the preemptive rights provisions contained in (i) the Charter Documents or (ii) the DGCL.

        (vii) Satellite CD Radio, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in the District of Columbia, which is the only jurisdiction in which such company is required to be qualified, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of Satellite CD Radio, Inc. has been duly authorized and validly issued, is fully paid and non-assessable and, to our knowledge, is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of Satellite CD Radio, Inc. was issued in violation of the preemptive rights provisions contained in (i) Satellite CD Radio Inc's certificate of incorporation or by-laws or (ii) the DGCL. .

        (viii) The U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by the Company.

        (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectuses pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

        (x) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectuses, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectuses, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) as of the date thereof each complied as to form in all material respects with the requirements of the 1933 Act.

        (xi) The documents incorporated by reference in the Prospectuses (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

        (xii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

        (xiii) To our knowledge without having done any search of judicial records or records of any governmental agency or body, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or its subsidiary is a party, or to which the property of the Company or its subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the U.S. Purchase Agreement and International Purchase Agreement or the performance by the Company of its obligations thereunder (other than any pending or threatened actions, proceedings, inquiries or investigations relating to the Federal Communications Commission, as to which we express no opinion).

        (xiv) The information in the Prospectuses under "Description of Capital Stock", "Certain United States Federal Income Tax Consequences to Non-United States Holders of Common Stock" and "Business--Legal Proceedings" and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, summaries of the Company's charter and by-laws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

        (xv) To our knowledge, there are no statutes or regulations of the United States or the State of New York or provisions of the DGCL that are required to be described in the Prospectuses that are not described as required (except that we express no opinion as to the Federal Communications Act or other federal statutes or regulations of the Federal Communications Commission affecting digital radio satellite broadcasting).

        (xvi) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiary are a party are accurate in all material respects; to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

        (xvii) To our knowledge, (a) neither the Company nor its subsidiary is in violation of its charter or by-laws and, (b) except as described in the Registration Statement, no default by the Company or its subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectuses or filed or incorporated by reference as an exhibit to the Registration Statement.

        (xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency of the State of New York or the United States (other than under the 1933 Act and the 1933 Act Regulations, which were made, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) or under the DGCL is necessary or required in connection with the due authorization, execution and delivery of the U.S. Purchase Agreement and the International Purchase Agreement by the Company or for the offering, issuance, sale or delivery of the Securities.

        (xix) The execution, delivery and performance of the U.S. Purchase Agreement and the International Purchase Agreement and the consummation of the transactions contemplated in the U.S. Purchase Agreement, the International Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities, and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the U.S. Purchase Agreement and the International Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xi) of the Purchase Agreements) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, filed as an exhibit to or described in the Registration Statement, to which the Company or its subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or its subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or its subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court of the State of New York or the United States having jurisdiction over the Company or its subsidiary or any of their respective properties, assets or operations.

        (xx) The Company is not, and upon consummation of the Stock Offerings and the Units Offering will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Companies Act of 1940, as amended.

        (xxi) The Rights under the Company's Shareholder Rights Plan to which holders of the Securities will be entitled have been duly authorized and validly issued.

        (xxii) The Voting Trust Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); the provisions of the Voting Trust Agreement create a "voting trust" as provided in Section 218 under the Delaware General Corporation Law.

        In addition, although we have not undertaken to investigate or verify independently, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the contents of the Registration Statement and the Prospectuses (except with respect to certain matters of corporate law, as set forth in paragraphs 5, 14, and 16 above), in connection with the preparation of the Registration Statement and the Prospectuses, we have participated in conferences with representatives and counsel of Merrill Lynch and with certain officers and employees of, and counsel and independent certified public accountants for, the Company, at which conferences the contents of the Registration Statement, the Prospectuses and related matters were discussed, and advise you that nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Prospectuses were issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        In rendering such opinion, such counsel may rely (A) as to matters involving the application of the federal communications laws of the United States, upon the opinion of Wiley, Rein & Fielding, special counsel to the Company (which opinion shall be dated and furnished to Merrill Lynch at the Closing Time, shall be satisfactory in form and substance to counsel for Merrill Lynch and shall expressly state that Merrill Lynch may rely on such opinion as if it were addressed to Merrill Lynch), provided that Paul, Weiss, Rifkind, Wharton & Garrison shall state in their opinion that they believe that they and Merrill Lynch are justified in relying upon such opinion, and (B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit B


              FORM OF OPINION OF REGULATORY COUNSEL TO THE COMPANY

        (A) (1) the execution, and delivery and performance of the Purchase Agreements relating to the Stock Offerings and the Units Offering and the consummation of the transactions contemplated therein and in the Prospectuses used in connection with the Stock Offerings and the Units Offering, the consummation of the Stock Offerings, the Units Offering and the Exchange Offer and compliance by the Company with its obligations thereunder do not violate (i) the Federal Communications Act of 1934, as amended (the "Communications Act"),
(ii) any rules or regulations of the Federal Communications Commission ("FCC") applicable to the Company or its subsidiaries, (iii) any state telecommunications law, rules or regulations ("State Law") applicable to the Company or its subsidiaries, and (iv) to the best of such counsel's knowledge, any decree from any court, and (2) no consent, approval, authorization or order of or filing with the FCC or any state authority overseeing telecommunications matters ("State Authority"), is necessary for the execution, delivery and performance of the Purchase Agreements relating to the Stock Offerings and the Units Offering, the consummation of the Stock Offerings, the Units Offering and Exchange Offer and except for consents, approvals, authorizations or orders of or qualifications as have already been obtained and except to the extent that the failure to obtain such consents, approvals, authorizations or orders or to qualify with the FCC or any State Authority would not, individually or in the aggregate, have a material adverse effect on the prospects, condition (financial or otherwise) or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

        (B) Except as described in the Prospectuses used in connection with the Stock Offerings and the Units Offering, (1) each of the Company and all of its subsidiaries have made all reports and filings, and paid all fees, required by the FCC and the State Authorities, and have all certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and have made all filings and registrations, with the FCC and the State Authorities necessary to own, lease, license and use its properties and assets and to conduct the business now operated by them or intended to be operated by them in the manner described in the Prospectuses used in connection with the Stock Offerings and the Units Offering; and (2) neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the violation, revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, earnings, operations or business of the Company and its subsidiaries now operated by them or intended to be operated by them in the manner described in the Prospectuses used in connection with the Stock Offerings and the Units Offering, taken as a whole;

        (C) neither the Company nor any of its subsidiaries is in violation of, or in default under the Communications Act, the telecommunications rules or regulations of the FCC or State Law, the effect of which, singly or in the aggregate, would have a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole;

        (D) to the best of such counsel's knowledge after due inquiry (i) no adverse judgment, decree or order of the FCC or any State Authority has been issued against the Company or any of its subsidiaries and (ii) no litigation, proceeding, inquiry or investigation has been commenced or threatened against the Company or any of its subsidiaries before or by the FCC or any State Authority which, if decided adversely to the Company's interest, would have a material adverse effect on the Company and its subsidiaries, taken as a whole; and

        (E) the statements in the Prospectuses used in connection with the Stock Offerings and the Units Offering under the captions "Risk Factors - Continuing Oversight by the FCC," "Risk Factors - Application of Export Control Regulations, "Risk Factors - Competition," "Business - Competition," and "Business - Government Regulation," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein.

                                                                       Exhibit C


                FORM OF OPINION OF PATENT COUNSEL TO THE COMPANY

        (A) The Company has received the following U.S. patents: ________, and no facts have come to the attention of such counsel that have led such counsel to express an opinion that any of such patents is unenforceable or invalid.

        (B) Such counsel is not aware of any pending or threatened action, suit, proceeding or claim by others that the Company is infringing or otherwise violating any patents or other proprietary information of others.

        (C) Such counsel has no knowledge of any adversarial legal or governmental proceedings or interference proceedings pending relating to patents of the Company; and

        (D) the statements in the Prospectuses used in connection with the Stock Offerings and the Units Offering under the captions "Risk Factors--Uncertain Protection" and "Business--Technology, Patents and Trademarks," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein.

                                                                       Exhibit D


                            FORM OF OPINION OF OTHER
                  INTELLECTUAL PROPERTY COUNSEL TO THE COMPANY

        (A) To such counsel's knowledge, the Applications are still pending and all filings required to be made by the date of such opinion have been made.

        (B) Such counsel is not aware of any pending or threatened action, suit, proceeding or claim by others that the Company is infringing or otherwise violating any trademarks of others.

        (C) Aside from the pending Applications, we have no knowledge of any pending or threatened adversarial legal or governmental proceedings or interference proceedings relating to the Applications.

                            FORM OF LOCK-UP AGREEMENT                  Exhibit E
                            [                 ], 1997


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated,
Lehman Brothers Inc.
C.E. Unterberg, Towbin
   as Representatives of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
       Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated
North Tower
World Financial Center
New York, New York  10281

        Re:    Proposed Public Offering by CD Radio Inc.
               -----------------------------------------

Dear Ladies and Gentlemen:

        The undersigned, a stockholder [and an officer and/or director] of CD Radio Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Lehman Brothers Inc. propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering of shares (the "Securities") of the Company's common stock, par value $0.001 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly,
(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise; provided that the foregoing shall not apply to transfers of shares of Common Stock by operation of law. During such 180-day period, the undersigned (a) may make gifts of shares of Common Stock or securities convertible into Common Stock, or may transfer to its affiliates shares of Common Stock or securities convertible into Common Stock, upon the condition that such donees or transferees agree to be bound by the foregoing restriction in the same manner as it applies to the undersigned and (b) may sell shares of Common Stock pursuant to an exchange offer for all of the outstanding shares of Common Stock.



                                         Very truly yours,
                                         Signature: ____________________________
                                         Print Name: ___________________________










                                       E-2

================================================================================




                                  CD RADIO INC.

                            (a Delaware corporation)



                         700,000 Shares of Common Stock



                        INTERNATIONAL PURCHASE AGREEMENT







Dated:  [               ], 1997


================================================================================

                                Table of Contents

INTERNATIONAL PURCHASE AGREEMENT...........................................................  1
        SECTION 1.       Representations and Warranties....................................  4
               (a)       Representations and Warranties by the Company.....................  4
               (b)       Officer's Certificate............................................. 12
        SECTION 2.       Sale and Delivery to International Managers; Closing.............. 12
               (a)       Initial Securities................................................ 12
               (b)       Option Securities................................................. 12
               (c)       Payment........................................................... 13
               (d)       Denominations; Registration....................................... 14
        SECTION 3.       Covenants of the Company.......................................... 14
               (a)       Compliance with Securities Regulations and Commission
                         Requests.......................................................... 14
               (b)       Filing of Amendments.............................................. 14
               (c)       Delivery of Registration Statements............................... 15
               (d)       Delivery of Prospectuses.......................................... 15
               (e)       Continued Compliance with Securities Laws......................... 15
               (f)       Blue Sky Qualifications........................................... 16
               (g)       Rule 158.......................................................... 16
               (h)       Use of Proceeds................................................... 16
               (i)       Listing........................................................... 16
               (j)       Restriction on Sale of Securities................................. 16
               (k)       Reporting Requirements............................................ 17
        SECTION 4.       Payment of Expenses............................................... 17
               (a)       Expenses.......................................................... 17
               (b)       Termination of Agreement.......................................... 18
        SECTION 5.       Conditions of International Managers' Obligations................. 18
               (a)       Effectiveness of Registration Statement........................... 18
               (b)       Opinion of Counsel for Company.................................... 18
               (c)       Opinion of Regulatory Counsel for Company......................... 18
               (d)       Opinion of Patent Counsel for Company............................. 19
               (e)       Opinion of Intellectual Property Counsel for Company.............. 19
               (f)       Opinion of Counsel for International Managers..................... 19
               (g)       Officers' Certificate............................................. 19
               (h)       Accountants' Comfort Letter....................................... 20
               (i)       Bring-down Comfort Letter......................................... 20
               (j)       Approval of Listing............................................... 20
               (k)       No Objection...................................................... 20
               (l)       Lock-up Agreements................................................ 20
               (m)       Consummation of the Exchange Offer................................ 20
               (n)       Proposed Amendment................................................ 20
               (o)       Qualifying Offerings.............................................. 20


               (p)       Purchase of Initial U.S. Securities............................... 21
               (r)       Conditions to Purchase of International Option Securities......... 21
               (s)       Additional Documents.............................................. 22
               (t)       Termination of Agreement.......................................... 22
        SECTION 6.       Indemnification................................................... 22
               (a)       Indemnification of International Managers......................... 22
               (b)       Indemnification of Company, Directors and Officers................ 23
               (c)       Actions against Parties; Notification............................. 24
               (d)       Settlement without Consent if Failure to Reimburse................ 24
        SECTION 7.       Contribution...................................................... 25
        SECTION 8.       Representations, Warranties and Agreements to Survive
                         Delivery.......................................................... 26
        SECTION 9.       Termination of Agreement.......................................... 26
               (a)       Termination; General.............................................. 26
               (b)       Liabilities....................................................... 27
        SECTION 10.  Default by One or More of the International Managers.................. 27
        SECTION 11.  Notices............................................................... 28
        SECTION 12.  Parties............................................................... 28
        SECTION 13.  GOVERNING LAW AND TIME................................................ 28
        SECTION 14.  Effect of Headings.................................................... 28





SCHEDULES
        Schedule  A - List of International Managers.................................      A-1
        Schedule  B - Pricing Information............................................      B-1
        Schedule C - List of Persons and Entities Subject to Lock-up.................      C-1

EXHIBITS
        Exhibit  A - Form of Opinion of Company's Counsel............................      A-1
        Exhibit  B - Form of Opinion of Regulatory Counsel for the Company...........      B-1
        Exhibit  C - Form of Opinion of Patent Counsel Company.......................      C-1
        Exhibit  D - Form of Opinion of Intellectual Property Counsel for the Company      D-1
        Exhibit  E - Form of Lock-up Letter...........................................     E-1





                                       ii

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                                  CD RADIO INC.
                            (a Delaware corporation)

                        3,500,000 Shares of Common Stock
                           (par value $.001 per share)

                        INTERNATIONAL PURCHASE AGREEMENT
                        --------------------------------

                                                        [                ], 1997

MERRILL LYNCH INTERNATIONAL
Lehman Brothers International (Europe)
C.E. Unterberg, Towbin, a California Limited Partnership
  as International Managers
C/O  MERRILL LYNCH INTERNATIONAL
        Ropemaker Place
        25 Ropemaker Street
        London EC2Y 9LY
        England

Ladies and Gentlemen:

        CD Radio Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch International ("Merrill Lynch"), Lehman Brothers International (Europe) and C.E. Unterberg, Towbin (collectively, the "International Managers", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), with respect to the issue and sale by the Company and the purchase by the International Managers, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.001 per share, of the Company ("Common Stock") set forth in said Schedule A, and with respect to the grant by the Company to the International Managers, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 105,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 700,000 shares of Common Stock (the "Initial International Securities") to be purchased by the International Managers and all or any part of the 105,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "International Option Securities") are hereinafter called, collectively, the "International Securities."

        It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "U.S. Purchase Agreement") providing for the offering by the Company of an aggregate of 2,800,000 shares of Common Stock (the "Initial U.S. Securities") through arrangements with certain underwriters in the United States and Canada (the "U.S.

Underwriters") for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc. and C.E. Unterberg, Towbin, are acting as representatives (the "U.S. Representatives") and the grant by the Company to the U.S. Underwriters, acting severally and not jointly, of an option to purchase all or any part of the U.S. Underwriters' pro rata portion of up to 420,000 additional shares of Common Stock solely to cover over-allotments, if any (the "U.S. Option Securities" and, together with the International Option Securities, the "Option Securities"). The Initial U.S. Securities and the U.S. Option Securities are hereinafter called the "U.S. Securities." It is understood that the Company is not obligated to sell and the International Managers are not obligated to purchase, any Initial International Securities unless all of the Initial U.S. Securities are contemporaneously purchased by the U.S. Underwriters.

        The International Managers and the U.S. Underwriters are hereinafter collectively called the "Underwriters", the Initial International Securities and the Initial U.S. Securities are hereinafter collectively called the "Initial Securities", and the International Securities and the U.S. Securities are hereinafter collectively called the "Securities."

        The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the "Global Coordinator").

        The Company understands that the International Managers propose to make a public offering of the International Securities as soon as they deem advisable after this Agreement has been executed and delivered. The public offering of the Securities by the U.S. Underwriters and the International Managers is referred to herein as the "Stock Offerings."

        The Company also has made an exchange offer (the "Exchange Offer") for its outstanding 5% Delayed Convertible Preferred Stock ("5% Preferred Stock") pursuant to a registration statement on Form S-4 (No. 333-34761) (the "Exchange Offer Registration Statement") and is undertaking a public offering of Units (the "Units Offering"), each Unit consisting of $1,000 aggregate principal amount at maturity Senior Discount Notes due 2007 (the "Notes") and warrants (the "Warrants") to purchase Common Stock, pursuant to a registration statement on Form S-3 (No. 333-34769).

        The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-34767) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet

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(a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b).
Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the International Securities (the "Form of International Prospectus") and one relating to the U.S. Securities (the "Form of U.S. Prospectus"). The Form of International Prospectus is identical to the Form of U.S. Prospectus, except for the front cover and back cover pages and the information under the caption "Underwriting" and the inclusion in the Form of International Prospectus of a section under the caption "Certain United States Tax Considerations for Non-United States Holders." The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each Form of International Prospectus and Form of U.S. Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final Form of International Prospectus and the final Form of U.S. Prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "International Prospectus" and the "U.S. Prospectus," respectively, and collectively, the "Prospectuses." If Rule 434 is relied on, the terms "International Prospectus" and "U.S. Prospectus" shall refer to the preliminary International Prospectus dated October 30, 1997 and the preliminary U.S. Prospectus dated October 30, 1997, respectively, each together with the applicable Term Sheet and all references in this Agreement to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the International Prospectus, the U.S. Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

        All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is

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incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectuses, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectuses, as the case may be.

        SECTION 1.    Representations and Warranties.

        (a) Representations and Warranties by the Company. The Company represents and warrants to each International Manager as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each International Manager, as follows:

               (i) Compliance with Registration Requirements. Pursuant to an oral waiver granted to the Company by the Commission, the Company is permitted to use Form S-3 under the 1933 Act in connection with the Stock Offerings. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

               At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any International Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither of the Prospectuses nor any amendments or supplements thereto, at the time the Prospectuses or any amendments or supplements thereto were issued and at the Closing Time (and, if any International Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the International Prospectus made in reliance upon and in conformity

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        with information furnished to the Company in writing by any
        International Managers expressly for use in the Registration Statement or the International Prospectus.

               Each preliminary prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectuses delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectuses, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and, when read together with the other information in the Prospectuses, at the time the Registration Statement became effective, at the time the Prospectuses were issued and at the Closing Time (and if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act.

               (iv) Financial Statements. The financial statements and the related notes of the Company included in the Registration Statement and the Prospectuses present fairly in accordance with generally accepted accounting principles ("GAAP") the financial position of the Company and its consolidated subsidiary as of the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiary for the periods specified. Such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The selected financial data and the summary financial information included in the Registration Statement and the Prospectuses present fairly in accordance with GAAP the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Company for each of the years in the five-year period ended December 31, 1996.

               (v) No Material Adverse Charge in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as

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        one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) any transaction entered into by the Company or its subsidiary, other than in the ordinary course of business, that is material with respect to the Company and its subsidiary considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses, to enter into and perform its obligations under this Agreement and to consummate the Stock Offerings; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which each such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

               (vii) Good Standing of the Subsidiary. Satellite CD Radio, Inc. has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. All of the issued and outstanding capital stock of Satellite CD Radio, Inc. has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of Satellite CD Radio, Inc. was issued in violation of the preemptive or similar rights of any securityholder of Satellite CD Radio, Inc. Satellite CD Radio, Inc. is the only subsidiary of the Company.

               (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses, pursuant to the Exchange Offer or pursuant to the exercise of convertible securities, warrants or options referred to in the Prospectuses). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

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               (ix) Authorization of Agreements. This Agreement and the
        International Purchase Agreement have been duly authorized, executed and delivered by the Company.

               (x) Authorization and Description of Securities. The Securities to be purchased by the International Managers and the U.S. Underwriters from the Company have been duly authorized for issuance and sale to the International Managers pursuant to this Agreement and the U.S. Underwriters pursuant to the U.S. Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to this Agreement and the U.S. Purchase Agreement, respectively, against payment of the consideration set forth herein and in the U.S. Purchase Agreement, respectively, will be validly issued, fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectuses and the description thereof in the Prospectuses conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

               (xi) Absence of Defaults and Conflicts. Neither the Company nor its subsidiary is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or its subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or its subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the U.S. Purchase Agreement and the consummation of the transactions contemplated in this Agreement, the U.S. Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement and the U.S. Purchase Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or its subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or its subsidiary or

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        any of their assets, properties or operations. As used herein, a
        "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or its subsidiary.

               (xii) Absence of Labor Dispute. No labor dispute with the employees of the Company or its subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiary's principal suppliers, manufacturers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

               (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or its subsidiary, which is required to be disclosed in the Registration Statement and the Prospectuses (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the transactions contemplated by this Agreement and the International Purchase Agreement or the performance by the Company of its obligations hereunder or thereunder; all pending legal or governmental proceedings to which the Company or its subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

               (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectuses or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

               (xv) Possession of Intellectual Property. The Company and its subsidiary own or possess adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them and intended to be operated by them in the manner described in the Registration Statement and the Prospectuses, and neither the Company nor its subsidiary has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or

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        its subsidiary therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

               (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder or under the U.S. Purchase Agreement, in connection with the offering, issuance or sale of the Securities under this Agreement and the U.S. Purchase Agreement or the consummation of the transactions contemplated by this Agreement and the U.S. Purchase Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations and state securities or blue sky laws.

               (xvii) Possession of Licenses and Permits. Except as disclosed in the Prospectuses, the Company and its subsidiary possess such permits, licenses (including, without limitation, the FCC License, as defined in the Prospectuses), approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them or intended to be operated by them in the manner described in the Registration Statement and the Prospectuses; the Company and its subsidiary are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor its subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

               (xviii) Title to Property. The Company and its subsidiary have good and marketable title to all real property owned by the Company and its subsidiary and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its subsidiary; and all of the leases and subleases material to the business of the Company and its subsidiary, considered as one enterprise, and under which the Company or its subsidiary holds properties described in the Prospectuses, are in full force and effect, and neither the Company nor its subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of

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        the Company or its subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

               (xix) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated, the issuance and sale of Units in connection with the Units Offering, and the application of the net proceeds therefrom as described in the Prospectuses will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

               (xx) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor its subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiary have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or its subsidiary and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or its subsidiary relating to Hazardous Materials or any Environmental Laws.

               (xxi) Taxes. All United States federal income tax returns of the Company and its subsidiary required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its subsidiary have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns would not result in a Material Adverse Effect, and have paid all taxes

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        due pursuant to such returns or pursuant to any assessment received by the Company and its subsidiary, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

               (xxii) Internal Controls. The Company and its subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxiii) Registration Rights. Except as described in the Prospectuses, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

               (xxiv) Related Parties. No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder or supplier of any of them, on the other hand, which is required to be described in the Registration Statement or the Prospectuses which is not so described or is not described as required.

               (xxv) Offering Materials. The Company has not distributed and, prior to the Closing Time, will not distribute any Offering Materials in connection with the offering and sale of Securities, other than the Registration Statement, any preliminary prospectus, the Prospectuses or any other Offering Materials, if any, permitted by the 1933 Act and the 1934 Act and approved by the Representatives.

               (xxvi) Voting Trust Agreement. The Voting Trust Agreement, dated August 26, 1997 among the Company, Darlene Friedland and David Margolese and consented to by Robert M. Friedland has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the parties thereto (other than the Company), is a valid, legal and binding obligation of the Company and Darlene Friedland, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

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               (xxvii) Proposed Amendment. The Proposed Amendment (as defined in the Exchange Offer Registration Statement) has been approved by the Board of Directors of the Company and the stockholders of the Company and has been validly filed with the Secretary of State of the State of Delaware, and prior to the date hereof the Company's Articles of Incorporation have been amended by the Proposed Amendment.

               (xxviii) Exchange Offer. Prior to the date hereof, the Exchange Offer has been consummated and, in the Exchange Offer, shares of the Company's 10 1/2% Series C Convertible Preferred Stock were exchanged for [ ]% of the outstanding shares of 5% Preferred Stock.

               (xxix) Qualifying Offerings. After giving effect to the issuance and sale of the Initial Securities, there will have occurred one or more Qualifying Offerings (as defined in the Certificate of Designations for the 5% Preferred Stock) yielding gross proceeds to the Company in an aggregate cash amount of at least $100 million.

        (b) Officer's Certificate. Any certificate signed by any officer of the Company delivered to the Representatives or to its counsel shall be deemed a representation and warranty by the Company to the Representatives as to the matters covered thereby.

        SECTION 2. Sale and Delivery to International Managers; Closing.

        (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each International Manager, severally and not jointly, and each International Manager, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial International Securities set forth in Schedule A opposite the name of such International Manager, plus any additional number of Initial International Securities which such International Manager may become obligated to purchase pursuant to the provisions of Section 10 hereof.

        (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the International Managers, severally and not jointly, to purchase up to an additional 105,000 shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial International Securities but not payable on the International Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial International Securities upon notice by the Global Coordinator to the Company setting forth the number of International Option Securities as to which the several International Managers are then exercising the option and the time and date of payment and

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delivery for such International Option Securities. Any such time and date of delivery for the International Option Securities (a "Date of Delivery") shall be determined by the Global Coordinator, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the International Option Securities, each of the International Managers, acting severally and not jointly, will purchase that proportion of the total number of International Option Securities then being purchased which the number of Initial International Securities set forth in Schedule A opposite the name of such International Manager bears to the total number of Initial International Securities, subject in each case to such adjustments as the Global Coordinator in its discretion shall make to eliminate any sales or purchases of fractional shares.

        (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Global Coordinator and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Global Coordinator and the Company (such time and date of payment and delivery being herein called "Closing Time").

        In addition, in the event that any or all of the International Option Securities are purchased by the International Managers, payment of the purchase price for, and delivery of certificates for, such International Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Global Coordinator and the Company, on each Date of Delivery as specified in the notice from the Global Coordinator to the Company.

        Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the International Managers for their respective of certificates for the International Securities to be purchased by them. It is understood that each International Manager has agreed to accept delivery of, receipt for, and make payment of the purchase price for, the Initial International Securities and the International Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the International Managers, may (but shall not be obligated to) make payment of the purchase price for the Initial International Securities or the International Option Securities, if any, to be purchased by any International Manager whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such International Manager from its obligations hereunder.

        (d) Denominations; Registration. Certificates for the Initial International Securities and the International Option Securities, if any, shall be in such denominations and

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registered in such names as the International Managers may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial International Securities and the International Option Securities, if any, will be made available for examination and packaging by the International Managers in The
City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

        SECTION 3. Covenants of the Company. The Company covenants with each International Manager as follows:

               (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Global Coordinator immediately, and confirm the notice in writing,
        (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

               (b) Filing of Amendments. The Company will give the Global Coordinator notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either any prospectus included in the Registration Statement at the time it became effective or to the Prospectuses, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Global Coordinator with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Global Coordinator or counsel for the International Managers shall object.

               (c) Delivery of Registration Statements. The Company has furnished or will deliver to the International Managers and counsel for the International Managers, without charge, signed copies of the Registration Statement as originally filed and of

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        each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the International Managers, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the International Managers. The copies of the Registration Statement and each amendment thereto furnished to the International Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (d) Delivery of Prospectuses. The Company has delivered to each International Manager, without charge, as many copies of each preliminary prospectus as such International Manager reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each International Manager, without charge, during the period when the International Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the International Prospectus (as amended or supplemented) as such International Manager may reasonably request. The International Prospectus and any amendments or supplements thereto furnished to the International Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the U.S. Purchase Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the International Managers or for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time any such Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the International Managers such

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        number of copies of such amendment or supplement as the International
        Managers may reasonably request.

               (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the International Managers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Global Coordinator may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

               (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

               (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds".

               (i) Listing. The Company will use its best efforts to maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded on the Nasdaq National Market and quotations for which are reported by the Nasdaq National Market.

               (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectuses, the Company will not, without the prior written consent of the Global Coordinator, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or
        (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common

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



        Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or under the U.S. Purchase Agreement, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, or required to be issued by the Company pursuant to a contract entered into prior to the date hereof, and referred to in the Prospectuses, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectuses (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan or (E) any shares of Common Stock issued in connection with the Exchange Offer or the Units Offering or the issuance of Common Stock upon the exercise of such Warrants.

               (k) Reporting Requirements. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

        SECTION 4. Payment of Expenses. (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the transfer of the Securities between the U.S. Underwriters and the International Managers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectuses and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (x) the fees and expenses occurred in connection with the inclusion of the Securities in the Nasdaq National Market.

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        (b) Termination of Agreement. If this Agreement is terminated by the
International Managers in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the International Managers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the International Managers.

        SECTION 5. Conditions of International Managers' Obligations. The obligations of the several International Managers hereunder are subject to the accuracy of the representations and warranties of the Company contained in
Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

               (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the International Managers. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

               (b) Opinion of Counsel for Company. At Closing Time, the International Managers shall have received the favorable opinion, dated as of Closing Time, of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, in form and substance satisfactory to counsel for the International Managers, together with signed or reproduced copies of such letter for each of the other International Managers to the effect set forth in Exhibit A hereto and to such further effect as counsel to the International Managers may reasonably request.

               (c) Opinion of Regulatory Counsel for Company. At the Closing Time, the International Managers shall have received the favorable opinion, dated as of the Closing Time, of Wiley, Rein & Fielding, regulatory counsel for the Company, in form and substance satisfactory to counsel for the International Managers, together with signed or reproduced copies of such letter for each of the other International Managers, to the effect set forth in Exhibit B hereto and to such further effect as counsel for the International Managers may reasonably request.

               (d) Opinion of Patent Counsel for Company. At the Closing Time, the International Managers shall have received the favorable opinion, dated as of the

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        Closing Time, of [Bright & Lorig], patent counsel for the Company, in form and substance satisfactory to counsel for the International Managers, together with signed or reproduced copies of such letter for each of the other International Managers, to the effect set forth in Exhibit C hereto and to such further effect as counsel for the International Managers may reasonably request.

               (e) Opinion of Intellectual Property Counsel for Company. At the Closing Time, the International Managers shall have received the favorable opinion, dated as of the Closing Time, of Marzouk & Parry, intellectual property counsel for the Company, in form and substance satisfactory to counsel for the International Managers, together with signed or reproduced copies of such letter for each of the other International Managers, to the effect set forth in Exhibit D hereto and to such further effect as counsel to the International Managers may reasonably request.

               (f) Opinion of Counsel for International Managers. At Closing Time, the International Managers shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling, counsel for the International Managers, together with signed or reproduced copies of such letter for each of the other International Managers with respect to the matters set forth in clauses (i), (ii), (v), (vi) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (viii) through (x), inclusive,
        (xiv) (solely as to the information in the Prospectus under "Description of Capital Stock--Common Stock") and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the International Managers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

               (g) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, and the International Managers shall have received a certificate of the chief executive officer of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the

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        Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

               (h) Accountants' Comfort Letter. At the time of the execution of this Agreement, the International Managers shall have received from Coopers & Lybrand L.L.P. a letter dated such date, in form and substance satisfactory to the International Managers, together with signed or reproduced copies of such letter for each of the other International Managers containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

               (i) Bring-down Comfort Letter. At Closing Time, the International Managers shall have received from Coopers & Lybrand L.L.P. a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

               (j) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market.

               (k) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

               (l) Lock-up Agreements. At the date of this Agreement, the International Managers shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule D hereto.

               (m) Consummation of the Exchange Offer. The Company shall have consummated the Exchange Offer.

               (n) Proposed Amendment. The Proposed Amendment has been approved by the Board of Directors of the Company and the stockholders of the Company and has been validly filed with the Secretary of State of the State of Delaware, and the Company's Articles of Incorporation shall have been amended by the Proposed Amendment.

               (o) Qualifying Offerings. After giving effect to the issuance and sale of the Initial Securities, there shall have occurred one or more Qualifying Offerings yielding gross proceeds to the Company in an aggregate cash amount of at least $100 million.

               (p) Purchase of Initial U.S. Securities. Contemporaneously with the purchase by the International Managers of the Initial International Securities under

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        this Agreement, the U.S. Underwriters shall have purchased the Initial
        U.S. Securities under the U.S. Purchase Agreement.

               (q) Conditions to Purchase of International Option Securities. In the event that the International Managers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the International Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the International Managers shall have received:

                      (i) Officers' Certificate. A certificate, dated such Date
               of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at Closing Time pursuant to Section 5(g) hereof remains true and correct as of such Date of Delivery.

                      (ii) Opinion of Counsel for Company. The favorable opinion of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, together with the favorable opinions of, Wiley, Rein & Fielding, regulatory counsel for the Company, Bright & Lorig, patent counsel for the Company, and Mazouk & Parry, intellectual property counsel for the Company each in form and substance satisfactory to counsel for the International Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b), (c),
               (d) and (e) hereof.

                      (iii) Opinion of Counsel for International Managers. The
               favorable opinion of Shearman & Sterling, counsel for the International Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(f) hereof.

                      (iv) Bring-down Comfort Letter. A letter from Coopers &
               Lybrand L.L.P., in form and substance satisfactory to the International Managers and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the International Managers pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

               (r) Additional Documents. At Closing Time and at each Date of Delivery counsel for the International Managers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass

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        upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the International Managers and counsel for the International Managers.

               (s) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of International Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several International Managers to purchase the relevant Option Securities, may be terminated by the International Managers by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

        SECTION 6. Indemnification.

        (a) Indemnification of International Managers. The Company agrees to indemnify and hold harmless each International Manager and each person, if any, who controls any International Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

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               (iii) against any and all expense whatsoever, as incurred
        (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any International Manager expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the International Prospectus (or any amendment or supplement thereto) and provided, further, that the Company will not be liable to an International Manager with respect to any preliminary prospectus to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such International Manager, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such International Manager failed to send or give, at or prior to the Closing Time, a copy of the Prospectus, as then amended or supplemented if (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Time to allow for distribution by the Closing Time) to the Underwriters and the loss, liability, claim, damage or expense of such International Manager resulted from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in or omitted from the preliminary prospectus which was corrected in the Prospectus as, if applicable, amended or supplemented prior to the Closing Time and (ii) such failure to give or send such Prospectus by the Closing Time to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person..

        (b) Indemnification of Company, Directors and Officers. Each International Manager severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a)(1) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary international prospectus or the International Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such International Manager expressly for use in the Registration Statement (or any amendment thereto) or such

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preliminary prospectus or the International Prospectus (or any amendment or supplement thereto).

        (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

        (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, and shall have, if requested, provided such indemnifying party reasonably detailed information regarding such fees and expenses (including with respect to the services performed, the rate or rates charged and the expenses incurred) such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

        SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the International Managers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the International Managers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

        The relative benefits received by the Company on the one hand and the International Managers on the other hand in connection with the offering of the International Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the International Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the International Managers, in each case as set forth on the cover of the International Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the International Securities as set forth on such cover.

        The relative fault of the Company on the one hand and the International Managers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the International Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the International Managers agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

        Notwithstanding the provisions of this Section, no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Manager has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

        No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        For purposes of this Section, each person, if any, who controls an International Manager within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such International Manager, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The International Managers' respective obligations to contribute pursuant to this Section are several in proportion to the number of Initial International Securities set forth opposite their respective names in Schedule A hereto and not joint.

        SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any International Manager or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the International Managers.

        SECTION 9. Termination of Agreement.

        (a) Termination; General. The International Managers may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the International Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the International Managers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

        (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

        SECTION 10. Default by One or More of the International Managers. If one or more of the International Managers shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the International Managers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Managers, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the International Managers shall not have completed such arrangements within such 24-hour period, then:

               (a) if the number of Defaulted Securities does not exceed 10% of the number of International Securities to be purchased on such date, the non-defaulting International Managers shall be obligated, each severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting International Managers, or

               (b) if the number of Defaulted Securities exceeds 10% of the number of International Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after Closing Time, the obligation of the International Managers to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting International Manager.

        No action taken pursuant to this Section shall relieve any defaulting International Manager from liability in respect of its default.

        In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after Closing Time, which does not result in a termination of the obligation of the International Managers to purchase and the Company to sell the relevant International Option Securities, as the case may be, either the International Managers or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "International Manager" includes any person substituted for an International Manager under this Section.

        SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the International Managers shall be directed to the Merrill Lynch International at Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, England, attention of General Counsel; and notices to the Company shall be directed to it at CD Radio Inc., 1001 22nd St. N.W., Washington, D.C. 20037, attention of Chairman and Chief Executive Officer.

        SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the International Managers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the International Managers and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the International Managers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any International Manager shall be deemed to be a successor by reason merely of such purchase.

        SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

        SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the International Managers and the Company in accordance with its terms.



                                       Very truly yours,

                                       CD RADIO INC.



                                       By_______________________________________
                                         Name:
                                         Title:

CONFIRMED AND ACCEPTED,
 as of the date first above written:

MERRILL LYNCH INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
C.E. UNTERBERG, TOWBIN

By: MERRILL LYNCH INTERNATIONAL



By _________________________________________
               Authorized Signatory

                                   SCHEDULE A


                                                                                  Number of
                                                                                   Initial
                                                                                International
    Name of International Manager                                                Securities
    -----------------------------                                                ----------
Merrill Lynch International................................................
Lehman Brothers International (Europe).....................................
C.E. Unterberg, Towbin.....................................................







                                                                                       -------

Total......................................................................            700,000
                                                                                       =======





                                    Sch A - 1

                                   SCHEDULE B

                                  CD RADIO INC.

                         700,000 Shares of Common Stock
                           (par value $.001 per share)




        1. The initial public offering price per share for the Securities,
determined as provided in said Section 2, shall be $[                ].

        2. The purchase price per share for the International Securities to be
paid by the several International Managers shall be $[              ], being an
amount equal to the initial public offering price set forth above less $[      ]
per share; provided that the purchase price per share for any International Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial International Securities but not payable on the International Option Securities.




                                    Sch B - 1

                                   SCHEDULE C

                          List of persons and entities
                               subject to lock-up

Joseph S. Capobianco
Lawrence F. Gilberti
Keno V. Thomas
Andrew Greenebaum
Robert D. Briskman
Loral Space & Communications Ltd.
Peter K. Pitsch
Jack Rubinstein
David Margolese








                                    Sch C - 1

                                                                       Exhibit A

                      FORM OF OPINION OF COMPANY'S COUNSEL

        (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

        (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under the U.S. Purchase Agreement and the International Purchase Agreement.

        (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in the District of Columbia, which is the only jurisdiction in which the Company is required to be qualified, whether by reason of the ownership or leasing of property or the conduct of business as of the date hereof, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

        (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the U.S. Purchase Agreement and the International Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights contained in (i) the Charter Documents or (ii) the General Corporation Law of the State of Delaware (the "DGCL").

        (v) The Securities to be purchased by the U.S. Underwriters and the International Managers from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the U.S. Purchase Agreement and the International Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to the U.S. Purchase Agreement and the International Purchase Agreement, respectively, against payment of the consideration set forth in the U.S. Purchase Agreement and the International Purchase Agreement, will be validly issued, fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

        (vi) The issuance of the Securities is not subject to the preemptive rights contained in (i) the Charter Documents or (ii) the DGCL.

        (vii) Satellite CD Radio, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in the District of Columbia, which is the only jurisdiction in which such company is required to be qualified, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of Satellite CD Radio, Inc. has been duly authorized and validly issued, is fully paid and non-assessable and, to our knowledge, is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of Satellite CD Radio, Inc. was issued in violation of the preemptive rights provisions contained in (i) Satellite CD Radio Inc.'s certificate of incorporation or by-laws or (ii) the DGCL.

        (viii) The U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by the Company.

        (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectuses pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

        (x) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectuses, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectuses, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) as of the date thereof of each complied as to form in all material respects with the requirements of the 1933 Act.

        (xi) The documents incorporated by reference in the Prospectuses (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

        (xii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

        (xiii) To our knowledge without having done any search of judicial records or records of any governmental agency or body, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or its subsidiary is a party, or to which the property of the Company or its subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the U.S. Purchase Agreement and International Purchase Agreement or the performance by the Company of its obligations thereunder (other than any pending or threatened actions, proceedings, inquiries or investigations relating to the Federal Communications Commission, as to which we express no opinion)

        (xiv) The information in the Prospectuses under "Description of Capital Stock", "Business--Legal Proceedings", and "Certain United States Federal Income Tax Consequences to Non-United States Holders of Common Stock"and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, summaries of the Company's charter and by-laws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

        (xv) To our knowledge, there are no statutes or regulations of the United States or the State of new York or provisions of the DGCL that are required to be described in the Prospectuses that are not described as required (except that we express no opinion as to the Federal Communications Act or other federal statutes or regulations of the Federal Communications Commission affecting digital radio satellite broadcasting).

        (xvi) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiary are a party are accurate in all material respects; to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

        (xvii) To our knowledge, (a) neither the Company nor its subsidiary is in violation of its charter or by-laws and (b) except as described in the Registration Statement, no default by the Company or its subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectuses or filed or incorporated by reference as an exhibit to the Registration Statement.

        (xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency of the State of New York or the United States (other than under the 1933 Act and the 1933 Act Regulations, which were made, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) or under the DGCL is necessary or required in connection with the due authorization, execution and delivery of the U.S. Purchase Agreement and the International Purchase Agreement by the Company or for the offering, issuance, sale or delivery of the Securities.

        (xix) The execution, delivery and performance of the U.S. Purchase Agreement and the International Purchase Agreement and the consummation of the transactions contemplated in the U.S. Purchase Agreement, the International Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities, and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the U.S. Purchase Agreement and the International Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xi) of the Purchase Agreements) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, filed as an exhibit to or described in the Registration Statement to which the Company or its subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or its subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or its subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court of the State of New York or the United States having jurisdiction over the Company or its subsidiary or any of their respective properties, assets or operations.

        (xx) The Company is not, and upon consummation of the Stock Offerings and the Units Offering will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Companies Act of 1940, as amended.

        (xxi) The Rights under the Company's Shareholder Rights Plan to which holders of the Securities will be entitled have been duly authorized and validly issued.

        (xxii) The Voting Trust Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); the provisions of the Voting Trust Agreement create a "voting trust" as provided in Section 218 under the Delaware General Corporation Law.

        In addition, although we have not undertaken to investigate or verify independently, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the contents of the Registration Statement or the Prospectuses (except with respect to certain matters of corporate law, as set forth in paragraphs 5, 14 and 16 above), in connection with the preparation of the Registration Statement and the Prospectuses, we have participated in conferences with representatives and counsel of Merrill Lynch and with certain officers and employees of, and counsel and independent certified public accountants for, the Company, at which conferences the contents of the Registration Statement and the Prospectuses and related matters were discussed, and advise you that nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Prospectuses were issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        In rendering such opinion, such counsel may rely (A) as to matters involving the application of the federal communications laws of the United States, upon the opinion of Wiley, Rein & Fielding, special counsel to the Company (which opinion shall be dated and furnished to Merrill Lynch at the Closing Time, shall be satisfactory in form and substance to counsel for Merrill Lynch and shall expressly state that Merrill Lynch may rely on such opinion as if it were addressed to Merrill Lynch), provided that Paul, Weiss, Rifkind, Wharton & Garrison shall state in their opinion that they believe that they and Merrill Lynch are justified in relying upon such opinion, and (B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit B

              FORM OF OPINION OF REGULATORY COUNSEL TO THE COMPANY

        (A) (1) the execution, and delivery and performance of the Purchase Agreements relating to the Stock Offerings and the Units Offering and the consummation of the transactions contemplated therein and in the Prospectuses used in connection with the Stock Offerings and the Units Offering, the consummation of the Stock Offerings, the Units Offering and the Exchange Offer and compliance by the Company with its obligations thereunder do not violate (i) the Federal Communications Act of 1934, as amended (the "Communications Act"),
(ii) any rules or regulations of the Federal Communications Commission ("FCC") applicable to the Company or its subsidiaries, (iii) any state telecommunications law, rules or regulations ("State Law") applicable to the Company or its subsidiaries, and (iv) to the best of such counsel's knowledge, any decree from any court, and (2) no consent, approval, authorization or order of or filing with the FCC or any state authority overseeing telecommunications matters ("State Authority"), is necessary for the execution, delivery and performance of the Purchase Agreements relating to the Stock Offerings and the Units Offering, the consummation of the Stock Offerings, the Units Offering and Exchange Offer and except for consents, approvals, authorizations or orders of or qualifications as have already been obtained and except to the extent that the failure to obtain such consents, approvals, authorizations or orders or to qualify with the FCC or any State Authority would not, individually or in the aggregate, have a material adverse effect on the prospects, condition (financial or otherwise) or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

        (B) Except as described in the Prospectuses used in connection with the Stock Offerings and the Units Offering, (1) each of the Company and all of its subsidiaries have made all reports and filings, and paid all fees, required by the FCC and the State Authorities, and have all certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and have made all filings and registrations, with the FCC and the State Authorities necessary to own, lease, license and use its properties and assets and to conduct the business now operated by them or intended to be operated by them in the manner described in the Prospectuses used in connection with the Stock Offerings and the Units Offering; and (2) neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the violation, revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, earnings, operations or business of the Company and its subsidiaries now operated by them or intended to be operated by them in the manner described in the Prospectuses used in connection with the Stock Offerings and the Units Offering, taken as a whole;

                                       B-1








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        (C) neither the Company nor any of its subsidiaries is in violation of, or in default under the Communications Act, the telecommunications rules or regulations of the FCC or State Law, the effect of which, singly or in the aggregate, would have a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole;

        (D) to the best of such counsel's knowledge after due inquiry (i) no adverse judgment, decree or order of the FCC or any State Authority has been issued against the Company or any of its subsidiaries and (ii) no litigation, proceeding, inquiry or investigation has been commenced or threatened against the Company or any of its subsidiaries before or by the FCC or any State Authority which, if decided adversely to the Company's interest, would have a material adverse effect on the Company and its subsidiaries, taken as a whole; and

        (E) the statements in the Prospectuses used in connection with the Stock Offerings and the Units Offering under the captions "Risk Factors - Continuing Oversight by the FCC," "Risk Factors - Application of Export Control Regulations, "Risk Factors - Competition," "Business - Competition," and "Business - Government Regulation," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein.






                                       B-2








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                                                                       Exhibit C

FORM OF OPINION OF PATENT COUNSEL TO THE COMPANY

        (A) The Company has received the following U.S. patents: ________, and no facts have come to the attention of such counsel that have led such counsel to express an opinion that any of such patents is unenforceable or invalid.

        (B) Such counsel is not aware of any pending or threatened action, suit, proceeding or claim by others that the Company is infringing or otherwise violating any patents or other proprietary information of others.

        (C) Such counsel has no knowledge of any adversarial legal or governmental proceedings or interference proceedings pending relating to patents of the Company; and

        (D) the statements in the Prospectuses used in connection with the Stock Offerings and the Units Offering under the captions "Risk Factors--Uncertain Protection" and "Business--Technology, Patents and Trademarks," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein.





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                                                                       Exhibit D



                            FORM OF OPINION OF OTHER
                  INTELLECTUAL PROPERTY COUNSEL TO THE COMPANY



        (A) To such counsel's knowledge, the Applications are still pending and all filings required to be made by the date of such opinion have been made.

        (B) Such counsel is not aware of any pending or threatened action, suit, proceeding or claim by others that the Company is infringing or otherwise violating any trademarks of others.

        (C) Aside from the pending Applications, we have no knowledge of any pending or threatened adversarial legal or governmental proceedings or interference proceedings relating to the Applications.







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                            FORM OF LOCK-UP AGREEMENT                  Exhibit E
                            [                 ], 1997


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated,
Lehman Brothers Inc.
C.E. Unterberg, Towbin,
   as Representatives of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
       Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated
North Tower
World Financial Center
New York, New York  10281

        Re:    Proposed Public Offering by CD Radio Inc.
               -----------------------------------------

Dear Ladies and Gentlemen:

        The undersigned, a stockholder [and an officer and/or director] of CD Radio Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Lehman Brothers Inc. propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering of shares (the "Securities") of the Company's common stock, par value $0.001 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly,
(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise; provided that the foregoing shall not apply to transfers

                                      E-1








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of shares of Common Stock by operation of law. During such 180-day period, the undersigned (a) may make gifts of shares of Common Stock or securities convertible into Common Stock, or may transfer to its affiliates shares of Common Stock or securities convertible into Common Stock, upon the condition that such donees or transferees agree to be bound by the foregoing restriction in the same manner as it applies to the undersigned and (b) may sell shares of Common Stock pursuant to an exchange offer for all of the outstanding shares of Common Stock.



                                        Very truly yours,
                                        Signature: _____________________________
                                        Print Name: ____________________________









                                       E-2


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